August 14, 2025 Via email (marni.poe@primobrands.com) Re: Separation of Employment Dear Marni: This letter (the “Separation Letter”) confirms that on or about July 31, 2025, Primo Brands Corporation (the “Corporation”) notified you that as a result of a reorganization, your role has been eliminated and your employment will terminate effective at the close of business on August 29, 2025 (the “Separation Date”). During the period from August 4, 2025, the date on which the Corporation provided this Separation Letter and the Release Agreement to you, through the Separation Date, you will remain employed and properly support the transition of your duties and responsibilities (such period, the “Transition Period”). As of the Separation Date, any other positions you may have held with the Corporation or any of its subsidiaries or other affiliates are terminated. As set forth in Sections 17(d)(5) of each of the Legacy Primo Water Corporation 2018 Equity Incentive Plan and the Legacy Primo Water Corporation Equity Incentive Plan (each, an “LTIP”), that certain Primo Brands Corporation Equity Assumption Notice (“Assumption Notice”) and the corresponding award agreements referenced in the Assumption Notice, by and between you and the Corporation (a) your outstanding stock options in the Corporation or any of its affiliates granted under the LTIPs shall remain exercisable and continue to be subject to the terms of the applicable award agreement and the applicable LTIP, and (b) your unvested restricted share units granted under the LTIPs shall become fully vested and non-forfeitable as of the Separation Date. Additionally, consistent with its authority pursuant to Section 5(b) of the Primo Brands Corporation Equity Incentive Plan, (“Equity Incentive Plan”) the board of directors of the Corporation has determined to waive certain requirements set forth in Section 13(b)(3) such that you will be entitled to continued vesting as set forth in Section 13(b)(3) and the fractional vesting schedule applicable to grants issued to you in December 2024, will not apply (referred to hereafter as the “Continued Vesting Treatment”) provided you (a) remain employed and properly support the transition of your duties and responsibilities during the Transition Period and through the Separation Date and (b) timely accept, execute twice and do not revoke the Release Agreement(s) (this and other capitalized terms used herein shall have the meaning ascribed to them in the Primo Brands Corporation Severance and Non- Competition Plan (the “Plan”). To further assist you in your transition to new employment, the Company has agreed to provide you with the separation pay and benefits set forth in Sections 3.1 and 5 of the Plan, subject to the terms and conditions set forth in the attached Release Agreement, provided you timely accept, execute twice and do not revoke, the Release Agreement. To summarize, such separation benefits include: (a) a cash severance payment equal to the product of (i) the sum of your Annual Base Salary and Target Bonus for the year 2025 and (ii) your Severance Multiple, less applicable withholdings and deductions, payable within 30 days of the Separation Date; (b) provided you timely elect and remain Docusign Envelope ID: 81D32630-DBFE-4D54-8A16-16289635F86F

eligible for continued coverage under COBRA, payment of the COBRA premiums to continue your participation in the Company’s benefit plans for a period equal to the product of (i) one year and (ii) your Severance Multiple, which equals 15 months; (c) the Pro-Rata Bonus Amount, less applicable withholdings and deductions, payable at the same time and in the same form as the annual bonuses for calendar year 2025 are paid to ongoing employees, but no later than two and one-half months after the last day of the fiscal year following the fiscal year of the Separation Date; and (d) up to $15,000 of outplacement assistance benefits, to the extent provided in the Plan. The Corporation will provide to you the following documents as attachments to the Release Agreement: Exhibit A, Summary of Separation Benefits, Exhibit B, LTI Memo and Exhibit C, the Plan. Please note that in the event of any conflict between the separation benefits set forth in this Separation Letter, the Summary of Separation Benefits, and/or the LTI Memo and the Plan, the Plan shall control. With respect to any conflict between this Separation Letter and the LTIPs or between this Separation Letter and the Assumption Notice and corresponding award agreements, as applicable, the LTIPs or the Assumption Notice and corresponding award agreements shall control; provided that the terms and conditions set forth in this Separation Letter govern the Continued Vesting Treatment, and the Equity Incentive Plan otherwise controls the terms and conditions of the grants awarded in December 2024. In order to receive the separation pay and benefits, including the Continued Vesting Treatment, outlined above, you will be required to sign and not revoke, the Release Agreement and return your executed copy to the Corporation on or before August 25, 2025, which is within twenty-one (21) days of August 4, 2025, the date of your original receipt of the Separation Letter and the accompanying Release Agreement and you will be required to sign again and not revoke, the Release Agreement and return your executed copy to the Corporation on the Separation Date. Another copy of the Release Agreement is enclosed in this package. As a reminder, you remain bound by the post-termination covenants set forth in Section 7 of the Plan which include without limitation covenants concerning the non-use and non-disclosure of confidential information, non-competition, non-solicitation of employees, non-solicitation of clients, and non-disparagement, and any other restrictive covenants that you may have signed in connection with your employment. All such covenants remain in full force and effect pursuant to their terms. You will also receive information about your eligibility to elect continued coverage under the Corporation’s group benefit plans under separate cover. If you have any questions, please do not hesitate to contact me. We wish you success in your future endeavors. Very truly yours, PRIMO BRANDS CORPORATION By: _______________________ Nancy Sotomayor Chief Human Resources Officer Docusign Envelope ID: 81D32630-DBFE-4D54-8A16-16289635F86F

1 RELEASE AGREEMENT In consideration of the mutual promises, separation payments and benefits provided for in the Primo Brands Corporation Severance and Non-Competition Plan (the “Plan”), and the Continued Vesting Treatment under the Primo Brands Corporation Equity Plan as set forth in the Separation Letter (referred to hereafter as the “ Continued Vesting Treatment”), and the release from the undersigned Marni Poe (the “Employee”) as set forth herein, Primo Brands Corporation (the “Corporation”) and the Employee agree to the terms of this Release Agreement, which shall be fully and finally effective, as defined in paragraph 10, on the Effective Date. Capitalized terms used and not defined in this Release Agreement shall have the meanings assigned to them in the Separation Letter, or in the Plan. Attached hereto for reference, as Exhibit A, is the Summary of Separation Benefits, as Exhibit B, is the LTI Memo and as Exhibit C, is the Plan. 1. The Employee acknowledges and agrees that the Corporation is under no obligation to offer the Employee the payments and benefits set forth in the Plan or the Continued Vesting Treatment, unless the Employee timely consents to, executes twice and does not revoke, this Release Agreement. The Employee further acknowledges that she is under no obligation to consent to the terms of this Release Agreement and that the Employee has entered into this Release Agreement freely and voluntarily. 2. Notwithstanding anything in the Plan or the Separation Letter to the contrary, and regardless of whether Employee signs this Release Agreement, the Employee shall be paid all salary and benefits, including vacation, accrued and earned through Employee’s last day of employment, less all applicable withholding taxes. Such payment shall be made as part of the Employee’s last regular payroll payment or earlier if required by law. Likewise, the Employee shall retain vesting pursuant to the terms and conditions in the Assumption Notice and any corresponding award agreements and as contained in Exhibits A and B. In addition to the foregoing, and for the avoidance of doubt, the Employee shall receive distributions in respect to Employee’s vested deferred compensation account balance under the Primo Water Deferred Compensation Plan pursuant to the terms thereof and consistent with Employee’s distribution elections thereunder. 3. In consideration of the separation payments and benefits set forth in the Plan, the Continued Vesting Treatment and the Corporation’s release set forth in paragraph 6, and except as protected below in this paragraph 3 or paragraph 5, the Employee voluntarily, knowingly and willingly releases and forever discharges the Corporation and any Affiliate, together with its and their respective officers, directors, partners, shareholders, employees and agents, and each of its and their respective predecessors, successors and assigns (collectively, the “Releasees”), from any and all charges, complaints, claims, promises, agreements, controversies, causes of action and demands of any nature whatsoever that the Employee or his/her executors, administrators, successors or assigns ever had, now have or hereafter can, shall or may have against the Releasees, whether known or unknown, by reason of any matter, cause or thing whatsoever, arising at any time prior to the date the Employee signs this Release Agreement. The release being provided by the Employee in this Release Agreement includes, but is not limited to, any rights or claims relating in any way to the Employee’s employment relationship with the Corporation or any Affiliate, or the termination thereof, or under any statute, including, but not limited to, the Employment Standards Act, 2000, the Human Rights Code, the Workplace Safety and Insurance Act re-employment provisions, the Occupational Health & Safety Act, the Pay Equity Act, the Labor Relations Act, Title VII of the Civil Rights Act of Docusign Envelope ID: 81D32630-DBFE-4D54-8A16-16289635F86F

2 1964, the Civil Rights Act of 1991, the Civil Rights Act of 1866, the Age Discrimination in Employment Act (the “ADEA”), as amended by the Older Workers Benefit Protection Act (the “OWBPA”), the Family and Medical Leave Act, the Americans With Disabilities Act, the Florida Civil Rights Act, the Florida Whistleblower Protection Act, the Florida Workers’ Compensation Retaliation provision (§ 440.205, Fla. Stat.), the Florida Minimum Wage Act, the Florida Constitution, the Florida Fair Housing Act, the Connecticut Fair Employment Practices Act, the Connecticut Family and Medical Leave Act, the Connecticut Whistleblower Law, the Connecticut Free Speech Law, and the anti-retaliation provision of the Connecticut Workers’ Compensation Act, each as amended, or under any other foreign, federal, state or local statute, ordinance, regulation, constitution, order, rule, or common law, including without limitation any claim for breach of contract, negligence, invasion of privacy, wrongful termination, intentional interference with a business expectancy, defamation, fraud, or other tort or public policy violation, including any rights arising out of or related to the Employee’s employment or other engagement with the Corporation or any other Releasees. In no event shall this Release Agreement apply to the Employee’s right, if any, to seek indemnification with respect to a third-party claim under the Employee’s November 8, 2024 Indemnification and Advancement Agreement, or the Corporation’s governing documents or policies that may be in effect on the effective date of this Release Agreement or, if applicable, to the Corporation’s obligation to maintain in force reasonable director and officer insurance in respect of such indemnification obligations. 4. The Employee acknowledges and agrees that she shall not, directly or indirectly, seek or further be entitled to any personal recovery in any lawsuit or other claim against the Corporation or any other Releasee based on any event arising out of the matters released in paragraph 3. 5. Nothing herein shall be deemed to release: (a) any of the Employee’s rights under the Plan; (b) any of the vested benefits that the Employee has accrued prior to the date this Release Agreement is executed by the Employee under the employee benefit plans and arrangements of the Corporation or any Affiliate; (c) the Employee’s right to file a charge of discrimination, harassment or retaliation with the Equal Employment Opportunity Commission or similar state or local agency; provided, however, the Employee releases the Employee’s right to obtain damages or other relief from the Corporation or any other Releasees in connection with such charge or any charge brought on the Employee’s behalf; (d) the Employee’s right to communicate with, provide information to, or receive an award from, any government agency, including, but not limited to, the Securities and Exchange Commission, the Commodity Futures Trading Commission, or the Department of Justice, without notice to the Corporation or its Affiliates; (e) the Employee from carrying out her legal obligations, such as the Employee’s obligation to testify truthfully in response to any subpoena, court order or other legal proceeding; (f) the Employee’s right to file a claim for unemployment benefits or workers’ compensation benefits; (g) the Employee’s right to challenge the knowing and voluntary nature of this Release Agreement under the ADEA, as amended by the OWBPA; or (h) claims that may arise after the Effective Date, including a claim for breach of the Release Agreement or the Separation Letter. 6. In consideration of the Employee’s release set forth in paragraph 3 and the Employee’s continued compliance with all of the Employee’s restrictive covenants, the Corporation knowingly and willingly releases and forever discharges the Employee from any and all Docusign Envelope ID: 81D32630-DBFE-4D54-8A16-16289635F86F

3 charges, complaints, claims, promises, agreements, controversies, causes of action and demands of any nature whatsoever that the Corporation now has or hereafter can, shall or may have against him/her by reason of any matter, cause or thing whatsoever arising prior to the time of signing of this Release Agreement by the Corporation, provided, however, that nothing herein is intended to release any claim the Corporation may have against the Employee for any illegal conduct or arising out of any illegal conduct. 7. The Employee acknowledges that the Employee has carefully read and fully understands all of the provisions and effects of the Plan, the Continued Vesting Treatment and this Release Agreement. The Employee also acknowledges that the Corporation, by this paragraph and elsewhere, has advised her to consult with an attorney of her choice prior to signing this Release Agreement. The Employee represents that, to the extent she desires, she has had the opportunity to review this Release Agreement with an attorney of her choice. 8. The Employee acknowledges that beginning on August 4, 2025, she has been offered the opportunity to consider the terms of this Release Agreement, for a period of at least twenty- one (21) days (the “Consideration Period”). The parties agree that the Consideration Period shall not be extended due to any changes to this Release Agreement, or to the consideration provided for it, whether material or immaterial. Once Employee executes the Release Agreement, Employee shall have seven (7) additional days from the date of signing this Release Agreement to revoke her consent hereto by notifying Nancy Sotomayor, the Chief Human Resources Officer, in writing, at Nancy.sotomayor@primobrands.com. 9. The Employee understands and agrees that she is not entitled to the separation pay and benefits under the Plan, the Continued Vesting Treatment set forth in the Separation Letter, unless she complies with the terms and conditions of the Transition Period defined in the Separation Letter and the following: (i) Employee executes and does not revoke this Release Agreement, and delivers said executed Release Agreement to the Corporation within the Consideration Period; and (ii) Employee executes and does not revoke said second Release Agreement and delivers it to the Corporation on the Separation Date. 10. The Employee understands that if she timely executes and does not revoke this Release Agreement, and delivers it to the Corporation within the Consideration Period, the Release Agreement will become effective on the eighth (8th) day after the date she executes it. (the “Initial Effective Date”). The Employee further understands that following completion of the Transition Period, and her second execution of the Release Agreement and delivery of said second executed Release Agreement to the Corporation on the Separation Date, with no revocation as referenced in paragraph 8 above, then this Release Agreement will become fully effective on the eighth (8th) day after her second execution of the Release Agreement. (the “Effective Date”). Employee understands the separation pay, benefits and Continued Vesting Treatment will only be processed after the Effective Date as set forth in the attached Exhibit A, Summary of Separation Benefits and Exhibit B, LTI Memo. EMPLOYEE Print Name: Date: Signature: Marni Morgan Poe August 14, 2025 Docusign Envelope ID: 81D32630-DBFE-4D54-8A16-16289635F86F

PRIMO BRANDS CORPORATION Print Name: Date: Signature: Title: 4 I O NDS PORATION rint a e: _________________________ ate: i nature: _____________________ itl : Nancy Sotomayor August 14, 2025 Chief Human Resources Officer Docusign Envelope ID: 81D32630-DBFE-4D54-8A16-16289635F86F